EXHIBIT 99.1

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On July 31, 2018, Martin Midstream Partners L.P. (the “Partnership”) completed the previously announced sale of its 20 percent non-operating interest in West Texas LPG Pipeline L.P. ("WTLPG") to ONEOK, Inc. (“ONEOK”). WTLPG owns an approximate 2,300 mile common-carrier pipeline system that primarily transports NGLs from New Mexico and Texas to Mont Belvieu, Texas for fractionation. A wholly-owned subsidiary of ONEOK, Inc. is the operator of the assets. In consideration of the sale of these assets, the Partnership received cash proceeds of $195.0 million at closing, before transaction fees and expenses.

The following unaudited pro forma condensed consolidated financial information is based upon the historical financial statements of the Partnership, adjusted to reflect the disposition of the investment in WTLPG. Pro forma financial information is presented as of and for the six months ended June 30, 2018 and the years ended December 31, 2017, 2016, and 2015.

The following unaudited pro forma condensed consolidated financial information of the Partnership should be read in conjunction with the related notes and with the historical consolidated financial statements of the Partnership and the related notes included in previous filings with the Securities and Exchange Commission. The unaudited pro forma condensed consolidated balance sheet reflects the disposition of the investment in WTLPG, as if it occurred on June 30, 2018, while the unaudited pro forma condensed consolidated statements of operations give effect to the disposition as if it occurred on January 1, 2015. The pro forma adjustments, described in the related notes, are based on the best available information and certain assumptions that the Partnership’s management believes are reasonable.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and do not purport to be indicative of the actual operating results or financial position that would have occurred if the transaction described above had occurred as presented in such statements. In addition, future results may vary significantly from the results reflected in such statements. For example, this financial information does not reflect any potential earnings from the use of the proceeds from the disposition or reductions of previously allocated corporate costs.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of June 30, 2018
(Dollars in thousands)

	MMLP	Adjustments for		Pro Forma
	Historical	WTLPG		Consolidated
Assets
Cash	$610	$195,000	A	$610
		(195,000)	C
Accounts and other receivables, less allowance for doubtful accounts of $405	60,884	—		60,884
Product exchange receivables	174	—		174
Inventories	113,100	—		113,100
Due from affiliates	21,031	—		21,031
Other current assets	5,368	—		5,368
Assets held for sale	8,158	—		8,158
Total current assets	209,325	—		209,325

Property, plant and equipment, at cost	1,273,392	—		1,273,392
Accumulated depreciation	(450,564)	—		(450,564)
Property, plant and equipment, net	822,828	—		822,828

Goodwill	17,296	—		17,296
Investment in WTLPG	141,114	(141,114)	B	—
Other assets, net	28,202	—		28,202
Total assets	$1,218,765	$(141,114)		$1,077,651

Liabilities and Partners’ Capital
Trade and other accounts payable	$72,945	$—		72,945
Product exchange payables	13,015	—		13,015
Due to affiliates	1,271	—		1,271
Income taxes payable	400	—		400
Fair value of derivatives	572	—		572
Other accrued liabilities	23,093	—		23,093
Total current liabilities	111,296	—		111,296

Long-term debt, net	831,928	(195,000)	C	636,928
Other long-term obligations	10,842	—		10,842
Total liabilities	954,066	(195,000)		759,066

Commitments and contingencies
Partners’ capital	264,699	53,886	D	318,585
Total partners’ capital	264,699	53,886		318,585
Total liabilities and partners' capital	$1,218,765	$(141,114)		$1,077,651

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Six Months Ended June 30, 2018
(Dollars in thousands, except per unit amounts)

	MMLP	Adjustments for		Pro Forma
	Historical	WTLPG		Consolidated
Revenues:
Terminalling and storage	$48,154	$—		$48,154
Marine transportation	24,193	—		24,193
Natural gas services	29,160	—		29,160
Sulfur services	5,574	—		5,574
Product sales:
Natural gas services	249,806	—		249,806
Sulfur services	70,584	—		70,584
Terminalling and storage	73,304	—		73,304
	393,694	—		393,694
Total revenues	500,775	—		500,775

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	230,599	—		230,599
Sulfur services	52,635	—		52,635
Terminalling and storage	66,166	—		66,166
	349,400	—		349,400
Expenses:
Operating expenses	62,964	—		62,964
Selling, general and administrative	18,240	(157)	E	18,083
Depreciation and amortization	40,101	—		40,101
Total costs and expenses	470,705	(157)		470,548

Other operating loss	(492)	—		(492)
Operating income	29,578	157		29,735

Other income (expense):
Equity in earnings of WTLPG	2,726	(2,726)	E	—
Interest expense, net	(26,451)	4,587	F	(21,864)
Total other expense	(23,725)	1,861		(21,864)

Net income before taxes	5,853	2,018		7,871
Income tax expense	(281)			(281)
Net income	5,572	2,018		7,590
Less general partner's interest in net income	(111)	(40)		(151)
Less income allocable to unvested restricted units	(2)	(1)		(3)
Limited partners' interest in net income	$5,459	$1,977		$7,436

Net income per limited partner unit - basic and diluted	$0.14			$0.19
Weighted average limited partner units - basic	38,828,845			38,828,845
Weighted average limited partner units - diluted	38,834,421			38,834,421

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Year Ended December 31, 2017
(Dollars in thousands, except per unit amounts)

	MMLP	Adjustments for		Pro Forma
	Historical	WTLPG		Consolidated
Revenues:
Terminalling and storage	$99,705	$—		$99,705
Marine transportation	48,579	—		48,579
Natural gas services	58,817	—		58,817
Sulfur services	10,952	—		10,952
Product sales:
Natural gas services	473,865	—		473,865
Sulfur services	123,732	—		123,732
Terminalling and storage	130,466	—		130,466
	728,063	—		728,063
Total revenues	946,116	—		946,116

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	421,444	—		421,444
Sulfur services	82,338	—		82,338
Terminalling and storage	109,798	—		109,798
	613,580	—		613,580
Expenses:
Operating expenses	146,874	—		146,874
Selling, general and administrative	38,950	(186)	E	38,764
Impairment of long lived assets	2,225	—		2,225
Depreciation and amortization	85,195	—		85,195
Total costs and expenses	886,824	(186)		886,638

Other operating income	523	—		523
Operating income	59,815	186		60,001

Other income (expense):
Equity in earnings of WTLPG	4,314	(4,314)	E	—
Interest expense, net	(47,743)	7,771	F	(39,972)
Other, net	1,101	—		1,101
Total other expense	(42,328)	3,457		(38,871)

Net income before taxes	17,487	3,643		21,130
Income tax expense	(352)	—		(352)
Net income	17,135	3,643		20,778
Less general partner's interest in net income	(343)	(73)		(416)
Less income allocable to unvested restricted units	(42)	(9)		(51)
Limited partners' interest in net income	$16,750	$3,561		$20,311

Net income per limited partner unit - basic and diluted	$0.44			$0.53
Weighted average limited partner units - basic	38,101,583			38,101,583
Weighted average limited partner units - diluted	38,164,901			38,164,901

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Year Ended December 31, 2016
(Dollars in thousands, except per unit amounts)

	MMLP	Adjustments for		Pro Forma
	Historical	WTLPG		Consolidated
Revenues:
Terminalling and storage	$123,132	$—		$123,132
Marine transportation	58,290	—		58,290
Natural gas services	61,133	—		61,133
Sulfur services	10,800	—		10,800
Product sales:
Natural gas services	330,200	—		330,200
Sulfur services	130,258	—		130,258
Terminalling and storage	113,578	—		113,578
	574,036	—		574,036
Total revenues	827,391	—		827,391

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	289,516	—		289,516
Sulfur services	87,963	—		87,963
Terminalling and storage	94,175	—		94,175
	471,654	—		471,654
Expenses:
Operating expenses	158,864	—		158,864
Selling, general and administrative	34,385	(65)	E	34,320
Impairment of long lived assets	26,953	—		26,953
Impairment of goodwill	4,145			4,145
Depreciation and amortization	92,132	—		92,132
Total costs and expenses	788,133	(65)		788,068

Other operating income	33,400	—		33,400
Operating income	72,658	65		72,723

Other income (expense):
Equity in earnings of WTLPG	4,714	(4,714)	E	—
Interest expense, net	(46,100)	6,498	F	(39,602)
Other, net	1,106	—		1,106
Total other expense	(40,280)	1,784		(38,496)

Net income before taxes	32,378	1,849		34,227
Income tax expense	(726)	—		(726)
Net income	31,652	1,849		33,501
Less general partner's interest in net income	(8,419)	(37)		(8,456)
Less income allocable to unvested restricted units	(90)	(5)		(95)
Limited partners' interest in net income	$23,143	$1,807		$24,950

Net income per limited partner unit - basic and diluted	$0.65			$0.71
Weighted average limited partner units - basic	35,347,032			35,347,032
Weighted average limited partner units - diluted	35,375,263			35,375,263

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Year Ended December 31, 2015
(Dollars in thousands, except per unit amounts)

	MMLP	Adjustments for		Pro Forma
	Historical	WTLPG		Consolidated
Revenues:
Terminalling and storage	$132,945	$—		$132,945
Marine transportation	78,753	—		78,753
Natural gas services	64,858	—		64,858
Sulfur services	12,270	—		12,270
Product sales:
Natural gas services	458,302	—		458,302
Sulfur services	157,891	—		157,891
Terminalling and storage	131,825	—		131,825
	748,018	—		748,018
Total revenues	1,036,844	—		1,036,844

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	413,795	—		413,795
Sulfur services	114,766	—		114,766
Terminalling and storage	112,836	—		112,836
	641,397	—		641,397
Expenses:
Operating expenses	183,466	—		183,466
Selling, general and administrative	36,788	(33)	E	36,755
Impairment of long lived assets	10,629	—		10,629
Depreciation and amortization	92,250	—		92,250
Total costs and expenses	964,530	(33)		964,497

Other operating loss	(2,161)	—		(2,161)
Operating income	70,153	33		70,186

Other income (expense):
Equity in earnings of WTLPG	8,986	(8,986)	E	—
Interest expense, net	(43,292)	5,723	F	(37,569)
Gain on retirement of senior unsecured notes	1,242			1,242
Other, net	1,124	—		1,124
Total other expense	(31,940)	(3,263)		(35,203)

Net income before taxes	38,213	(3,230)		34,983
Income tax expense	(1,048)	—		(1,048)
Income (loss) from continuing operations	37,165	(3,230)		33,935
Income from discontinued operations, net of income taxes	1,215	—		1,215
Net income (loss)	38,380	(3,230)		35,150
Less general partner's interest in net (income) loss	(16,338)	65		(16,273)
Less (income) loss allocable to unvested restricted units	(140)	12		(128)
Limited partners' interest in net income (loss)	$21,902	$(3,153)		$18,749

Net income per limited partner unit - basic and diluted	$0.62			$0.53
Weighted average limited partner units - basic	35,308,649			35,308,649
Weighted average limited partner units - diluted	35,371,529			35,371,529

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARTIN MIDSTREAM PARTNERS L.P.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands)

(A)	To reflect the Partnership's cash proceeds of $195,000.

(B)	To reflect the disposition of the Investment in WTLPG as set forth in the asset purchase agreement.

(C)	To reflect the application of the Partnership's net cash proceeds from the disposition of the investment in WTLPG to reduce outstanding borrowings under the revolving credit facility.

(D)	To reflect the impact on equity at the time of disposition of approximately $53,886 from the disposition of the Investment in WTLPG.

Net proceeds	$195,000
Less:
Carrying value of assets sold	141,114
Impact on equity	$53,886

(E)	To reflect the removal of the operating results of the Investment in WTLPG as if the transaction occurred on January 1, 2015.

(F)
To reflect the reduction in interest expense due to repayment of borrowings under the revolving credit facility using the net cash proceeds from the disposition of the Investment in WTLPG. The reduction in interest expense was calculated using a weighted average interest rate applicable during the period being presented.